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                                                                  Exhibit 2





                        [Form of Right Certificate]*

Certificate No. W-                                    _______ Rights

      NOT EXERCISABLE AFTER FEBRUARY 28, 2006 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.05 PER RIGHT OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.


                             Right Certificate

                          MALLINCKRODT GROUP INC.

            This certifies that            , or registered assigns, is the

registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of February 19, 1996

(the "Rights Agreement") between Mallinckrodt Group Inc., a New York corporation (the "Company"), and The First National Bank of Chicago, a

national banking association (the "Rights Agent"), to purchase from the

Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. St. Louis time on February 28,

2006 at the principal office of the Rights Agent, or its successors as

Rights Agent, in Chicago, Illinois, one fully paid











   *    Deliverable in this form only after Distribution Date.

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nonassessable share of the Common Stock, $1 par value per share ("Common

Stock"), of the Company, at a purchase price of $_______* per share (the

"Purchase Price") upon presentation and surrender of this Right Certificate with the form of Election to Purchase duly executed.  The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise of each Right) set forth above, and the Purchase

Price per share set forth above, are the number and Purchase Price as of

_____________, 19___**, based on the shares of Common Stock of the

Company as constituted at such date.

            As provided in the Rights Agreement, the Purchase Price and the number of shares of Common Stock which may be purchased upon the exercise of each of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.  In addition, in certain circumstances, this Right will entitle its record holder to purchase capital stock of an entity other than the Company or shares of capital stock of the Company other than Common Stock, all as provided in the Rights Agreement.

            This Right Certificate is subject to all of the terms,

provisions and conditions of the Rights Agreement,




















     *    Insert the Purchase Price as of the Distribution Date.

     **   Insert the Distribution Date.
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which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights,

obligations, duties and immunities hereunder of the Rights Agent, the

Company and the record holders of the Right Certificates.  Copies of the

Rights Agreement are on file at the above-mentioned office of the Rights

Agent.

            This Right Certificate, with or without other Right

Certificates, upon surrender at the principal office of the Rights Agent,

may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the record holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such record holder to purchase.  If this Right Certificate shall be exercised in part, the record holder shall be entitled to receive,

upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

            Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be (a) redeemed by the Company at its option at a redemption price of $.05 per Right or (b) exchanged by the

Company under certain circumstances at its option for one share of Common

Stock












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per Right (or, in certain cases, other securities or assets of the

Company), subject in each case to adjustment in certain events as provided in the Rights Agreement.

            If upon the exercise of any Rights evidenced hereby the number of Rights exercised would entitle the holder thereof to receive any fraction of a share of Common Stock, the Company may at its option, in lieu of issuing fractional shares therefor, pay an amount in cash to such holder, as provided in the Rights Agreement.

            No record holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common

Stock or of any other securities of the Company which may at any time be issuable on the exercise thereof, nor shall anything contained in the

Rights Agreement or herein be construed to confer upon the record holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.













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            This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.



















































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            WITNESS the facsimile signature of the proper officers of the

Company and its corporate seal.  Dated as of February 19, 1996.

Attest:                             MALLINCKRODT GROUP INC.



_________________________     By____________________________
      Secretary                 Name:
                                Title:




Countersigned:

THE FIRST NATIONAL BANK
   OF CHICAGO



By_______________________
  Name:
  Title:





























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                [Form of Reverse Side of Right Certificate]

                             FORM OF ASSIGNMENT

      (To be executed by the holder if such holder desires to transfer the Right Certificates.)

            FOR VALUE RECEIVED _______________________________ hereby

sells, assigns and transfers unto ___________________

____________________________________________________________

               (Please print name and address of transferee)

____________________________________________________________ this Right

Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________

Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:  _________________, 19___



                                          _________________________
                                          Signature


Signature Guaranteed:

                                   NOTICE

            The signature to the foregoing Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.














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------------------------------------------------------------
                         (To be completed if true)


The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                          _________________________
                                          Signature


------------------------------------------------------------


                                   NOTICE

            In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.


























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                [To be attached to each Rights Certificate]

                        FORM OF ELECTION TO PURCHASE

                    (To be executed if holder desires to
                     exercise the Rights Certificate.)

TO:   MALLINCKRODT GROUP INC.

            The undersigned hereby irrevocably elects to exercise

_________________ whole Rights represented by the attached Rights

Certificate to purchase the shares of Common Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

            ________________________________________
            Address:
            ________________________________________
            ________________________________________
            Social Security or Other Taxpayer
            Identification Number:
            ________________________________________

If such number of Rights shall not be all the Rights evidenced by this

Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

            ________________________________________
            Address:
            ________________________________________
            ________________________________________
            Social Security or Other Taxpayer
            Identification Number:
            ________________________________________

Dated:  ______________, 19___

Signature Guaranteed:               _________________________
                                    Signature
                                    (Signature must corres-
                                    pond to name as written
                                    upon the face of this Rights
                                    Certificate in every particular,
                                    without alteration or enlargement
                                    or any change whatsoever)









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            Signatures must be guaranteed by a member of the firm of a registered national securities exchange, a member of the National
Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.



------------------------------------------------------------
                         (To be completed if true)


The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the enclosed Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                          _________________________
                                          Signature


------------------------------------------------------------


                                   NOTICE

            In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.